Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

On March 30, 2022, Crescent Energy Company (“Crescent” or the “Company”), consummated the acquisition contemplated by the Membership Interest Purchase Agreement (the “Purchase Agreement”) dated February 15, 2022, by and among certain of the Company’s subsidiaries, including Crescent Energy OpCo LLC (“OpCo”), and Verdun Oil Company II LLC, a Delaware limited liability company, pursuant to which the Company purchased all of the issued and outstanding membership interests of Javelin Uinta, LLC, a Texas limited liability company that holds certain exploration and production assets (the “Uinta Basin Assets”) located in the State of Utah (such transactions contemplated by the Purchase Agreement, collectively, the “Uinta Acquisition”).

The following unaudited pro forma condensed combined financial statements (the “pro forma financial statements”) have been prepared from the respective historical consolidated financial statements of Crescent for the six months ended June 30, 2022 and for the year ended December 31, 2021 and the statements of revenues and direct operating expenses of the Uinta Basin Assets for the period from January 1, 2022 through March 30, 2022 and for the year ended December 31, 2021, adjusted to give effect to the Uinta Acquisition as if it had been consummated on January 1, 2021.

The following pro forma financial statements are based on, and should be read in conjunction with, the historical unaudited consolidated financial statements for the three and six months ended June 30, 2022 included in the Company’s Quarterly Report on Form 10-Q and the historical audited combined and consolidated financial statements for the year ended December 31, 2021 included in the Company’s Annual Report on Form 10-K and the statements of revenues and direct operating expenses of the Uinta Basin Assets for the period from January 1, 2022 through March 30, 2022 and for the year ended December 31, 2021 included as Exhibit 99.1 included in the Company’s Current Report on Form 8-K dated May 18, 2022. Additionally, the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2021 is based on, and should be read in conjunction with, the unaudited pro forma condensed combined financial statement for the year ended December 31, 2021 included in the Company’s Current Report on Form 8-K dated April 8, 2022.

The accompanying pro forma financial statements were derived by making certain transaction accounting adjustments to the historical and pro forma financial statements noted above. The adjustments are based on currently available information and certain estimates and assumptions. Therefore, the actual impact of the Uinta Acquisition may differ from the adjustments made to the pro forma financial statements. However, management believes that the assumptions provide a reasonable basis for presenting the significant effects for the periods presented as if the Uinta Acquisition had been consummated earlier, and that all adjustments necessary to present fairly the pro forma financial statements have been made. The pro forma adjustments have been made solely for the purpose of providing the unaudited pro forma financial statements presented below.

The pro forma financial statements and related notes are presented for illustrative purposes only and should not be relied upon as an indication of the financial condition or the operating results that the Company would have achieved if the Purchase Agreement had been entered into and the Uinta Acquisition had taken place on January 1, 2021. The pro forma financial statements do not reflect future events that may occur after the consummation of the Uinta Acquisition, including, but not limited to, the anticipated realization of ongoing savings from potential operating efficiencies, asset dispositions, cost savings, or economies of scale that the Company may achieve with respect to the combined operations. As a result, future results may vary significantly from the results reflected in the pro forma financial statements and should not be relied on as an indication of the future results of the Company.

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Six Months Ended June 30, 2022

(in thousands, except per share data)

	Crescent (Historical)	Uinta Basin Assets (Historical)	Uinta Acquisition Transaction Adjustments		Crescent Pro Forma Combined
Revenues:
Oil	$975,076	$132,160	$—		$1,107,236
Natural gas	350,488	15,664	—		366,152
Natural gas liquids	155,043	—	—		155,043
Midstream and other	26,737	—	—		26,737

Total revenues	1,507,344	147,824	—		1,655,168
Expenses:
Operating expense	468,530	17,407	—		485,937
Depreciation, depletion and amortization	230,592	—	25,537	(a)	256,129
Exploration expense	1,939	—	—		1,939
Midstream operating expense	6,422	—	—		6,422
General and administrative expense	42,178	—	—		42,178
(Gain) loss on sale of assets	(4,987)	—	—		(4,987)

Total expenses	744,674	17,407	25,537		787,618

Other income (expense):
Gain (loss) on derivatives	(850,695)	—	—		(850,695)
Interest expense	(41,461)	—	—		(41,461)
Other income (expense)	(1,802)	—	—		(1,802)
Income (loss) from equity affiliates	3,252	—	—		3,252

Total other income (expense)	(890,706)	—	—		(890,706)

Income (loss) before taxes	(128,036)	130,417	(25,537)		(23,156)
Income tax benefit (expense)	3,927	—	(6,446	)(b)	(2,519)

Net income (loss)	(124,109)	130,417	(31,983)		(25,675)
Less: net (income) loss attributable to noncontrolling interests	(1,183)	—	—		(1,183)
Less: net (income) loss attributable to redeemable noncontrolling interests	94,815	—	(78,919	)(c)	15,896

Net income (loss) attributable to Crescent	$(30,477)	$130,417	$(110,902)		$(10,962)

Net Loss per Share:
Class A - basic and diluted	$(0.73)				$(0.26	)(d)
Class B - basic and diluted	$—				$—
Weighted Average Common Shares Outstanding
Class A - basic and diluted	41,954				41,954
Class B - basic and diluted	127,536				127,536

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Year Ended December 31, 2021

(in thousands, except per share data)

	Crescent Pro Forma Combined Prior to Uinta Acquisition	Uinta Basin Assets (Historical)	Uinta Acquisition Transaction Adjustments		Crescent Pro Forma Combined
Revenues:
Oil	$1,112,024	$292,034	$—		$1,404,058
Natural gas	550,791	37,925	—		588,716
Natural gas liquids	235,600	—	—		235,600
Midstream and other	69,421	—	—		69,421

Total revenues	1,967,836	329,959	—		2,297,795
Expenses:
Operating expense	795,466	48,456	—		843,922
Depreciation, depletion and amortization	416,160	—	79,613	(a)	495,773
Impairment and abandonment of oil and natural gas properties	761	—	—		761
Exploration expense	1,661	—	—		1,661
Midstream operating expense	15,355	—	—		15,355
General and administrative expense	171,327	—	—		171,327
Gain on sale of assets	(9,232)	—	—		(9,232)

Total expenses	1,391,498	48,456	79,613		1,519,567

Other income (expense):
Loss on derivatives	(970,659)	—	—		(970,659)
Interest expense	(73,698)	—	—		(73,698)
Gain on extinguishment of debt	3,369	—	—		3,369
Other income (expense)	5,926	—	—		5,926
Income (loss) from equity method investments	(1,529)	—	—		(1,529)

Total other income (expense)	(1,036,591)	—	—		(1,036,591)

Income (loss) before taxes	(460,253)	281,503	(79,613)		(258,363)
Income tax benefit (expense)	25,561	—	(12,408	)(b)	13,153

Net income (loss)	(434,692)	281,503	(92,021)		(245,210)
Less: net (income) loss attributable to noncontrolling interests	3,570	—	—		3,570
Less: net (income) loss attributable to redeemable noncontrolling interests	333,598	—	(151,916	)(c)	181,682

Net income (loss) attributable to Crescent	$(97,524)	$281,503	$(243,937)		$(59,958)

Net Loss per Share:
Class A - basic and diluted	$(2.32)				$(1.43	)(d)
Class B - basic and diluted	$—				$—
Weighted Average Common Shares Outstanding
Class A - basic and diluted	41,954				41,954
Class B - basic and diluted	127,536				127,536

Notes to unaudited pro forma condensed combined financial statements

NOTE 1 – Basis of pro forma presentation

The pro forma financial statements have been derived from the historical financial statements of Crescent and statements of revenues and direct operating expenses for the Uinta Basin Assets. Additionally, the pro forma statement of operations for the year ended December 31, 2021 has been derived from certain pro forma financial statements included in the Company’s Current Report on Form 8-K dated April 8, 2022. The pro forma statements of operations for the six months ended June 30, 2022 and for the year ended December 31, 2021 give effect to the Uinta Acquisition as if it occurred on January 1, 2021.

The statements of revenues and direct operating expenses for the Uinta Basin Assets, which are being presented in accordance with Article 3-05 of Regulation S-X, represent abbreviated financial statements that include less information about the historical business associated with the Uinta Basin Assets or about our current and future results as the owner of the Uinta Basin Assets than full financial statements. For example, the statements of revenues and direct operating expenses do not include information about capital structure, interest expense, entity-level taxes, or depreciation, depletion and amortization.

The pro forma financial statements reflect pro forma adjustments that are based on available information and certain assumptions that management believes are reasonable. However, actual results may differ from those reflected in these statements. In management’s opinion, all adjustments known to date that are necessary to present fairly the pro forma information have been made. The pro forma financial statements do not purport to represent what the combined entity’s results of operations would have been if the Uinta Acquisition had actually occurred on the date indicated above, nor are they indicative of Crescent’s future results of operations.

These pro forma financial statements should be read in conjunction with Crescent’s historical financial statements for the three and six months ended June 30, 2022 and for the year ended December 31, 2021 included in the Company’s Quarterly Report on Form 10-Q and Annual Report on Form 10-K, respectively.

NOTE 2 – Purchase price allocation

In March 2022, Crescent consummated the acquisition contemplated by the Purchase Agreement, pursuant to which Crescent purchased all of the issued and outstanding membership interests of Javelin Uinta, LLC, a Texas limited liability company that holds the Uinta Basin Assets. Upon closing of the Uinta Acquisition, Crescent paid $621.3 million in cash consideration and transaction fees and assumed certain commodity derivatives. The Uinta Acquisition was funded with cash on hand and borrowings under Crescent’s Revolving Credit Facility. The Uinta Acquisition was accounted for as an asset acquisition, with Crescent recording $852.5 million of property, plant and equipment, net of acquired commodity derivative liabilities of $179.7 million, accounts payable of $14.3 million and asset retirement liability of $37.2 million.

NOTE 3 – Adjustments to the pro forma financial statement

The pro forma financial statements have been prepared to illustrate the effect of the Uinta Acquisition and have been prepared for informational purposes only.

The preceding pro forma financial statements have been prepared in accordance with Article 11 of Regulation S-X as amended by the final rule, Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses.” Release No. 33-10786 replaces the existing pro forma adjustment criteria with simplified requirements to depict the accounting for the transaction (“Transaction Accounting Adjustments”) and allows for supplemental disclosure of the reasonably estimable synergies and other transaction effects that have occurred or are reasonably expected to occur (“Management Adjustments”). Management has elected not to disclose Management Adjustments.

The pro forma provision for income taxes does not necessarily reflect the amounts that would have resulted had the combined company filed consolidated income tax returns during the periods presented.

The pro forma net income (loss) per share amounts presented in the pro forma statements of operations are based upon the number of shares of Crescent Class A Common Stock and Crescent Class B Common Stock outstanding, assuming the Uinta Acquisition occurred on January 1, 2021.

Pro forma statement of operations adjustments

The adjustments included in the pro forma statements of operations for the six months ended June 30, 2022 and for the year ended December 31, 2021 are as follows:

(a)

Reflects the pro forma depletion expense calculated in accordance with the successful efforts method of accounting for oil and gas properties totaled $25.5 million and $79.6 million for the six months ended June 30, 2022 and for the year ended December 31, 2021, respectively.

(b)

Reflects the income tax effect of the pro forma adjustments presented. The tax rate applied to the pro forma adjustments was the estimated combined federal and state statutory rate after the effect of noncontrolling interests of 6.1% for the six months ended June 30, 2022 and for the year ended December 31, 2021. The effective rate of the Company could be significantly different (either higher or lower) depending on a variety of factors.

(c)	Reflects the impact of the allocation of net income (loss) attributable to redeemable noncontrolling interests for the portion of OpCo not owned by Crescent.

(d)	Reflects the impact of the allocation of net income (loss) attributable to Crescent on the computation of basic and diluted net income (loss) per share.

NOTE 4 – Supplemental pro forma oil and natural gas reserves information

Oil and natural gas reserves

The following tables present the estimated pro forma combined net proved developed and undeveloped oil, natural gas, and NGLs reserves information as of December 31, 2021 for our consolidated operations, along with a summary of changes in quantities of net remaining proved reserves for the year ended December 31, 2021 for our consolidated operations. Immaterial amounts for proved developed oil, natural gas, and NGLs of our equity affiliates totaling 3,665 MBoe as of December 31, 2021 have been omitted from presentation below. The estimates below are in certain instances presented on a “barrels of oil equivalent or “Boe” basis. To determine Boe in the following tables, natural gas is converted to a crude oil equivalent at the ratio of six Mcf of natural gas to one barrel of crude oil equivalent.

The following estimated pro forma oil and natural gas reserves information is not necessarily indicative of the results that might have occurred had the Uinta Acquisition been completed on January 1, 2021 and is not intended to be a projection of future results. Future results may vary significantly from the results reflected because of various factors, including those discussed in “Risk Factors” included in the Company’s Annual Report on Form 10-K.

	Oil and Condensate (MBbls)
	Crescent Pro Forma Combined Prior To Uinta Acquisition	Uinta Basin Assets (Historical)	Crescent Pro Forma Combined
Proved Developed and Undeveloped Reserves as of:
December 31, 2020	208,978	24,785	233,763
Revisions of previous estimates	11,137	5,737	16,874
Extensions, discoveries, and other additions	7,763	17,394	25,157
Sales of reserves in place	(854)	—	(854)
Purchases of reserves in place	—	—	—
Production	(16,864)	(4,992)	(21,856)

December 31, 2021	210,160	42,924	253,084

Proved Developed Reserves as of:
December 31, 2020	127,038	13,877	140,915
December 31, 2021	158,091	24,871	182,962

Proved Undeveloped Reserves as of:
December 31, 2020	81,940	10,908	92,848
December 31, 2021	52,069	18,054	70,122

	Natural Gas (MMcf)
	Crescent Pro Forma Combined Prior To Uinta Acquisition	Uinta Basin Assets (Historical)	Crescent Pro Forma Combined
Proved Developed and Undeveloped Reserves as of:
December 31, 2020	1,266,894	64,985	1,331,879
Revisions of previous estimates	343,306	30,165	373,471
Extensions, discoveries, and other additions	17,705	59,517	77,222
Sales of reserves in place	(26,226)	—	(26,226)
Purchases of reserves in place	—	—	—
Production	(131,726)	(15,338)	(147,064)

December 31, 2021	1,469,953	139,329	1,609,282

Proved Developed Reserves as of:
December 31, 2020	1,192,020	46,038	1,238,058
December 31, 2021	1,404,570	92,094	1,496,664

Proved Undeveloped Reserves as of:
December 31, 2020	74,874	18,947	93,821
December 31, 2021	65,383	47,235	112,618

	NGLs (MBbls)
	Crescent Pro Forma Combined Prior To Uinta Acquisition	Uinta Basin Assets (Historical)	Crescent Pro Forma Combined
Proved Developed and Undeveloped Reserves as of:
December 31, 2020	64,838	—	64,838
Revisions of previous estimates	19,046	—	19,046
Extensions, discoveries, and other additions	2,179	—	2,179
Sales of reserves in place	(1,972)	—	(1,972)
Purchases of reserves in place	—	—	—
Production	(7,598)	—	(7,598)

December 31, 2021	76,493	—	76,493

Proved Developed Reserves as of:
December 31, 2020	52,936	—	52,936
December 31, 2021	66,402	—	66,402

Proved Undeveloped Reserves as of:
December 31, 2020	11,902	—	11,902
December 31, 2021	10,091	—	10,091

	Total (Mboe)
	Crescent Pro Forma Combined Prior To Uinta Acquisition	Uinta Basin Assets (Historical)	Crescent Pro Forma Combined
Proved Developed and Undeveloped Reserves as of:
December 31, 2020	484,950	35,615	520,565
Revisions of previous estimates	87,401	10,765	98,166
Extensions, discoveries, and other additions	12,893	27,314	40,207
Sales of reserves in place	(7,197)	—	(7,197)
Purchases of reserves in place	—	—	—
Production	(46,402)	(7,548)	(53,950)

December 31, 2021	531,645	66,146	597,791

Proved Developed Reserves as of:
December 31, 2020	378,628	21,549	400,177
December 31, 2021	458,588	40,220	498,808

Proved Undeveloped Reserves as of:
December 31, 2020	106,322	14,066	120,388
December 31, 2021	73,057	25,926	98,983

Standardized measure of discounted future net cash flows

The following tables present the estimated pro forma standardized measure of discounted future net cash flows (the “pro forma standardized measure”) at December 31, 2021. The pro forma standardized measure information set forth below gives effect to the Uinta Acquisition as if it had been completed on January 1, 2021. Uinta Acquisition Transaction Adjustments reflect adjustments related to the tax effects resulting from the Uinta Acquisition. The disclosures below were determined by referencing the “Standardized Measure of Discounted Future Net Cash Flows” for the year ended December 31, 2021 reported in the Company’s Current Report on Form 8-K dated April 8, 2022. An explanation of the underlying methodology applied, as required by SEC regulations, can be found within the historical financial statements. The calculations assume the continuation of existing economic, operating and contractual conditions at December 31, 2021. Immaterial amounts for the pro forma standardized measure of discounted future net cash flows relating to proved oil and natural gas reserves of our equity affiliates totaling $23.2 million as of December 31, 2021 have been omitted from presentation below.

The following estimated pro forma standardized measure is not necessarily indicative of the results that might have occurred had the Uinta Acquisition been completed on January 1, 2021 and is not intended to be a projection of future results. Future results may vary significantly from the results reflected because of various factors, including those discussed in “Risk Factors” included in the Company’s Annual Report on Form 10-K.

The pro forma standardized measure of discounted future net cash flows relating to proved oil and natural gas reserves of our consolidated operations as of December 31, 2021 is as follows:

	(in thousands)
	Crescent Pro Forma Combined Prior To Uinta Acquisition	Uinta Basin Assets (Historical)	Uinta Acquisition Transaction Adjustments	Crescent Pro Forma Combined
Future cash inflows	$21,063,117	$2,707,561	$—	$23,770,678
Future production costs	(10,194,648)	(620,982)	—	(10,815,630)
Future development costs (1)	(1,477,562)	(562,182)	—	(2,039,744)
Future income taxes	(352,136)	—	(39,750)	(391,886)

Future net cash flows	9,038,771	1,524,397	(39,750)	10,523,418
Annual discount of 10% for estimated timing	(4,080,471)	(470,276)	12,612	(4,538,135)

Standardized measure of discounted future net cash flows as of December 31, 2021	$4,958,300	$1,054,121	$(27,138)	$5,985,283

(1)	Future development costs include future abandonment and salvage costs.

Changes in standardized measure

The changes in the pro forma standardized measure of discounted future net cash flows relating to proved oil and natural gas reserves of our consolidated operations for the year ended December 31, 2021 are as follows:

	(in thousands)
	Crescent Pro Forma Combined Prior To Uinta Acquisition	Uinta Basin Assets (Historical)	Uinta Acquisition Transaction Adjustments	Crescent Pro Forma Combined
Balance at December 31, 2020	$1,713,753	$192,031	$—	$1,905,784
Net change in prices and production costs	4,153,142	397,038	—	4,550,180
Net change in future development costs	97,435	(1,740)	—	95,695
Sales and transfers of oil and natural gas produced, net of production expenses	(1,148,889)	(281,503)	—	(1,430,392)
Extensions, discoveries, additions and improved recovery, net of related costs	190,585	460,629	—	651,214
Purchases of reserves in place	—	—	—	—
Sales of reserves in place	(53,004)	—	—	(53,004)
Revisions of previous quantity estimates	(209,591)	210,529	—	938
Previously estimated development costs incurred	95,879	23,447	—	119,326
Net change in taxes	835	—	(27,138)	(26,303)
Accretion of discount	169,784	19,203	—	188,987
Changes in timing and other	(51,629)	34,487	—	(17,142)

Balance at December 31, 2021	$4,958,300	$1,054,121	$(27,138)	$5,985,283